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                                                                 EXHIBIT 10



               This PURCHASE AGREEMENT, dated March 27, 1995 (this "Purchase Agreement"), by and between A. Alex Porter ("Seller") and EFL Limited, a Hong Kong corporation ("Purchaser").

               WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, shares of Class B Common Stock, par value $.80 per share ("Class B Stock"), of American Maize-Products Company, a Maine corporation ("AMPC"), on the terms and subject to the conditions herein set forth;

               NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

               SECTION 1.  Sale and Purchase of the Shares.
                           -------------------------------

                    (a) Upon execution and delivery of this Agreement, Seller hereby sells, assigns and transfers to Purchaser 41,500 shares of Class B Stock (the "Initial Shares"), and Purchaser hereby purchases all of the Initial Shares, for a purchase price of $46.00 per share (the "Purchase Price"). The closing of the sale and purchase contemplated by this Section 1(a) (the "Initial Closing"), shall take place upon the execution and delivery hereof in accordance with Section 1(c) hereof.

                    (b) Seller hereby agrees to sell, assign and transfer to Purchaser 18,054 additional shares of Class B Stock (the "Additional Shares"), and Purchaser hereby agrees to purchase all of the Additional Shares, for a purchase of price per share equal to the Purchase Price. Subject to Section 5 hereof, the closing of the purchase and sale contemplated by this Section 1(b) (the "Additional Shares Closing") shall take place at 10:00 A.M., New York City time, on April 11, 1995 (the "Additional Shares Closing Date") in accordance with Section 1(c) hereof.

                    (c)  At the Initial Closing and the Additional Shares
     Closing:

                    (i) Seller shall deliver or cause to be delivered to Purchaser certificates representing all shares subject to the particular sale and purchase accompanied by stock powers duly executed in blank, with any necessary stock transfer stamps properly affixed, or shall cause such delivery to be effectuated by book entry transfer or other means satisfactory to Purchaser; and

                    (ii) Purchaser will deliver to Seller the Purchase Price for all shares subject to the particular sale and
























     NYFS02...:\09\67609\0019\91\AGR3155L.03F
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     purchase by wire transfer to Seller of immediately available funds in accordance with written instructions provided by Seller.

               SECTION 2.  Representations and Warranties of Seller.
                           ----------------------------------------

     Seller represents and warrants to Purchaser as follows:

                    (a) At the time of the sale of the Initial Shares and the Additional Shares, Seller is or will be the beneficial owner of such shares being sold with full power and authority to sell such shares as contemplated hereby. Upon delivery of the Initial Shares and Additional Shares to Purchaser, against payment therefor as contemplated hereby, Purchaser will acquire ownership of the respective shares free and clear of all security interests, liens, claims, proxies, charges, encumbrances and options and voting or other restrictions of any nature whatsoever (collectively, "Encumbrances").

                    (b) Seller has the right, power and authority to execute and deliver this Purchase Agreement and perform his obligations hereunder. This Purchase Agreement has been duly executed and delivered by Seller and, assuming due execution and delivery by Purchaser, constitutes a legally valid and binding agreement of Seller.

               SECTION 3.  Representations and Warranties and Covenants of
                           -----------------------------------------------
     Purchaser.  Purchaser hereby represents and warrants to Seller as
     ---------
     follows:

                    (a) Purchaser has the corporate right, power and authority to execute and deliver this Purchase Agreement and perform its obligations hereunder, and the execution and delivery of this Purchase Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of Purchaser. This Purchase Agreement has been duly executed and delivered by Purchaser and, assuming due execution and delivery by Seller, constitutes a legally valid and binding agreement of Purchaser.

                    (b) The execution and delivery of this Purchase Agreement and the consummation by Purchaser of the transactions contemplated hereby do not conflict with or constitute a breach or violation of or default under the certificate of incorporation or by-laws of Purchaser, any statute, law, regulation, order or decree applicable to Purchaser or any contract, commitment, agreement, arrangement or restriction of any kind to which Purchaser is a party or by which Purchaser is bound.


























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                    (c)  Except for filings required under the Securities
     and Exchange Act of 1934, as amended, no consent, approval, authorization, order or permit of or filing with or notification to any court or governmental entity or of any other party is required for the execution and delivery of this Purchase Agreement by Purchaser or consummation by Purchaser of the transactions contemplated by this Purchase Agreement.

               SECTION 4.  Further Covenants of Purchaser.  Purchaser
                           ------------------------------
     agrees to indemnify and hold harmless Seller and Seller's agents, successors and assigns (collectively, "Indemnified Parties"), from and against any and all losses, liabilities, claims, damages, fines, penalties, assessments, encumbrances, liens, costs and expenses (including the reasonable and necessary costs, expenses and fees of not more than one firm of outside attorneys for all Indemnified Parties for investigating, preparing or defending against any liability, commenced or threatened) (collectively, "Losses") arising out of or in any way related or connected to the transactions contemplated by this Agreement, excepting only Losses finally determined by a court of competent jurisdiction to be primarily due to a fact which constitutes a breach by Seller of a representation, warranty or covenant made by Seller herein. Purchaser shall advance to any Indemnified Party upon request any Losses as incurred by such Indemnified Party.

               SECTION 5.  Extension of Additional Shares Closing Date;
                           --------------------------------------------
     Termination of Additional Shares Purchase.
     -----------------------------------------

                    (a) In the event that certificates representing newly issued shares of Class B Stock have not been issued and delivered by or on behalf of AMPC to persons who have exercised rights pursuant to the rights offering made by AMPC by means of a prospectus included as part of a registration statement on Form S-3 under the Securities Act of 1933, as amended, which registration statement was declared effective on March 17, 1995 (the "Rights Offering"), on or before April 11, 1995, the Additional Shares Closing Date shall be changed from April 11, 1995 to the date on which such certificates are issued and delivered.

                    (b) The obligation to sell and the obligation to purchase the Additional Shares pursuant to Section 1(b) hereof shall terminate and be of no further force or effect in the event that the Rights Offering is terminated prior to the issuance and delivery by or on behalf of AMPC of certificates representing newly issued shares of Class B Stock by persons who exercised rights pursuant to the Rights Offering.























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               SECTION 6.  Miscellaneous.
                           -------------

                    (a) Each party hereto shall pay its own costs and expenses incurred in connection with this Purchase Agreement.

                    (b) This Purchase Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors of the parties hereto. This Purchase Agreement shall not be assignable by any party, provided, however, that Purchaser may assign its right
                   --------  -------
     to purchase the Additional Shares to an affiliate of Purchaser. Any such assignment shall not relieve Purchaser from its obligations under this Purchase Agreement.

                    (c) This Purchase Agreement may not be modified, amended, altered or supplemented except by a written agreement signed by Purchaser and Seller.

                    (d) This Purchase Agreement contains the entire understanding of the parties with respect to its subject matter and supersedes all prior agreements and understandings with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein with respect to any matter covered herein.

                    (e) Nothing in this Purchase Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors, any rights or remedies under or by reason of this Purchase Agreement.

                    (f) Subject to the terms and conditions herein provided, each of the parties hereto shall use all reasonable efforts to take promptly, or cause to be taken, all actions and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Purchase Agreement.

                    (g) This Purchase Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to the principles thereof relating to the conflict of laws.

                    (h) This Purchase Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.




























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                    (i)  Any notice which any party hereto is required or
     desires to give hereunder to any of the other parties hereto shall be in writing and may be given by mailing the same to the appropriate address set forth below (or to such other address as may have theretofore been substituted therefor by written notice to all parties hereto) by certified or registered United States mail, postage prepaid or by confirmed telecopy. For all purposes hereof any notice so sent shall be as effective as though served in person on the addressee at the time it is received at the address provided hereinafter. For the purposes of this Purchase Agreement, the addresses of the parties hereto shall be as follows until changed in accordance with the terms hereof:

     If to Seller:

     c/o Porter Fellman              Telecopy No.: (212) 725-6279
     100 Park Avenue, 11th Fl.
     New York, NY 10017

     With a copy to:

                                     Telecopy No.:
     --------------------                         ---------------

     --------------------

     --------------------

     If to Purchaser:

     c/o Pexco Holdings, Inc.        Telecopy No.: (918) 493-7796
     7130 S. Lewis Ave., Suite 850
     Tulsa, Oklahoma 74136
     Attn:  Leonard D. Pickett









































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     With a copy to:

     Weil, Gotshal & Manges          Telecopy No.: (212) 310-8007
     767 Fifth Avenue
     New York, New York 10153
     Attn:  David E. Zeltner


               IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed as of the day and year first above written.

                                   EFL LIMITED


                                   By:/s/ Leonard D. Pickett
                                      -------------------------
                                      Name: Leonard D. Pickett
                                      Title:Attorney-in-Fact


                                   /s/ A. Alex Porter
                                   -------------------------
                                   A. Alex Porter

                    *              *              *

               The undersigned, an affiliate of EFL Limited ("Purchaser"), hereby unconditionally and irrevocably guarantees the full and prompt payment when due and the full performance of all of the obligations of Purchaser under the foregoing Agreement, whether now or hereafter existing (collectively, the "Obligations"). This guaranty is an absolute guaranty of payment and performance and not a guaranty of collection. Accordingly, the undersigned hereby agrees that A. Alex Porter ("Seller") shall have the absolute right to proceed against the undersigned in lieu of or in addition to proceeding against Purchaser to enforce any of Seller's rights or remedies with respect to the Obligations.

                                        USAHA TEGAS SDN. BHD.


                                     By:/s/ Leonard D. Pickett
                                        ------------------------
                                        Leonard D. Pickett
                                        Attorney-in-fact